UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2022

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Commercialization and Distribution Agreement

On January 24, 2022, Capricor Therapeutics, Inc. (the “Company” or “Capricor”) entered into an Exclusive Commercialization and Distribution Agreement (the “Agreement”) with Nippon Shinyaku, Co., Ltd., a Japanese corporation, (“Nippon Shinyaku”). Under the terms of the Agreement, Capricor appointed Nippon Shinyaku as its exclusive distributor in the United States, of CAP-1002, the Company’s lead product candidate, for the treatment of Duchenne muscular dystrophy.

Under the terms of the agreement, Capricor will be responsible for the conduct of HOPE-3 as well as the manufacturing of CAP-1002. Nippon Shinyaku will be responsible for the distribution of CAP-1002 in the United States. Capricor will sell commercial product to Nippon Shinyaku and in addition will receive a meaningful, double-digit share of product revenue and additional development and sales-based milestone payments. Capricor will receive an upfront payment of $30.0 million with potential additional milestone payments of up to $705.0 million.

The Company expects to file the Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2021 and intends to seek confidential treatment for certain terms and provisions of the Agreement. The foregoing description is a summary of the material terms of the Agreement, does not purport to be complete, and is qualified in its entirety by reference to the text of the Agreement when filed.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release, titled “Capricor Therapeutics and Nippon Shinyaku Enter Partnership for Exclusive Commercialization and Distribution of CAP-1002 for the Treatment of Duchenne Muscular Dystrophy in the U.S.”, dated January 25, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: January 25, 2022	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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